Exhibit 10.2

                         CHAPTER 11 FINANCING AGREEMENT


          This Chapter 11 Financing Agreement ("Agreement") is entered into as of the 16th day of May, 2001, by and between Video Update, Inc. ("Debtor"), a Delaware corporation, as debtor and debtor in possession; and Movie Gallery, Inc. ("Senior Creditor"), a Delaware Corporation, with reference to the following recitals of fact:

                                    RECITALS

          A. On September 18, 2000 (the "Petition Date"), Debtor and its subsidiaries listed on Schedule 1 hereto ("Sub-Debtors"), commenced Chapter 11 cases, Nos. 00-3663 through 00-3683 (JHW) (collectively the "Chapter 11 Case"), by filing voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Court"). Debtor and Sub-Debtors continue to operate their business and manage their properties as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

          B. Prior to the Petition Date, Debtor was indebted to various lending entities (collectively the "Banks") in the principal amount of approximately $121,000,000, plus accrued and unpaid interest, fees and other charges, including attorneys' fees and costs (collectively the "Prepetition Loan").

          C. The Prepetition Loan was incurred by the Debtor in accordance with the terms of that certain Credit Agreement dated as of March 6, 1998, and any amendments and modifications thereto (collectively the "Loan Agreement"), and by various other documents executed in connection therewith or in furtherance thereof. A copy of the Loan Agreement is attached hereto and incorporated herein as Exhibit A.

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          D. Pursuant to the Loan  Agreement,  the  Prepetition  Loan was and is
secured, under a U.S. Security Agreement dated as of March 6, 1998, and any amendments and modifications thereto (the "U.S. Security Agreement"), and by various other documents executed in connection therewith or in furtherance thereof, including a U.S. Pledge Agreement dated as of March 6, 1998, and any amendments and modifications thereto (the "U.S. Pledge Agreement"). A copy of the U.S. Security Agreement is attached hereto and incorporated herein as Exhibit B. A copy of the U.S. Pledge Agreement is attached hereto and
incorporated  herein  as  Exhibit  C.  Pursuant  to  the  Loan  Agreement,   the
Prepetition Loan was and is also secured under certain security agreements executed by Canadian subsidiaries of the Debtor, also dated as of March 6, 1998, and any amendments and modifications thereto (collectively the "Canada Security Agreements"), and by various other documents executed in connection therewith or in furtherance thereof, including Pledge Agreements dated as of March 6, 1998 and any amendments and modifications thereto (the "Canada Pledge Agreements"). A copy of each of the Canada Security Agreements is attached hereto and incorporated herein as, respectively, Exhibits D, E, F and G. A copy of each of the Canada Pledge Agreements is attached hereto and incorporated herein as, respectively, Exhibits H and I.

          E. The Sub-Debtors and the Non-Debtor Subsidiaries executed a Subsidiaries Guaranty, dated as of March 6, 1998 ("Subsidiaries Guaranty"). A copy of the Subsidiaries Guaranty is attached hereto and incorporated herein as Exhibit J. (The Loan Agreement, the U.S. Security Agreement, the U.S. Pledge Agreement, the Canada Security Agreements, the Canada Pledge Agreements, the Subsidiaries Guaranty and the various other documents executed in connection therewith or in furtherance thereof are collectively hereinafter referred to as the ("Existing Loan Documents").

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          F. All but one of the Banks (the "Assignor Banks") which  collectively comprise approximately 92% in interest of all of the Banks, as of May 2, 2001, irrevocably and completely assigned all of their secured, partially secured and unsecured creditor claims in the Chapter 11 Case relating to the Existing Loan Documents, and underlying documents and rights represented thereby, to the Senior Creditor, pursuant to an Assignment Agreement, dated as of May 2, 2001
("Assignment  Agreement"),   among  BNP  Paribas  and  the  Assignor  Banks,  as
Assignors, and the Senior Creditor and Movie Gallery No. 1, LLC as Assignees.

          G. Pursuant to the Assignment Agreement the Senior Creditor is secured by a security interest in substantially all of the property owned or held by the Debtor, the Sub-Debtors and other subsidiaries ("Non-Debtor Subsidiaries") of the Debtor, listed on Schedule 1 hereto, as of the Petition Date (the "Prepetition Collateral") under the respective security agreements and pledge agreements referred to in Recital D hereof.

          H. On May 1, 2001, the Court issued its Sixth Interim Order Authorizing the Use of Cash Collateral and Providing for Adequate Protection ("Sixth Cash Collateral Order"), which extended five previous Cash Collateral Orders through May 27, 2001, up to a maximum sum of $8,050,100.

          I. The Debtor has requested that the Senior Creditor make available to the Debtor, in the Senior Creditor's sole discretion, a postpetition line of credit in accordance with the general terms of the Loan Agreement. The Senior Creditor is willing to extend such a revolving-credit loan ("Postpetition Loan"), in accordance with and on the terms and conditions set forth in this Agreement.

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          NOW  THEREFORE,  the Debtor and the Senior  Creditor  hereby  agree as follows:

                                    AGREEMENT
                                    ---------

     1. The Budget. Attached hereto as Schedule 2 are projections (the Analysis," setting forth the Debtor's best estimate of the Debtor's, Sub-Debtors' and Non-Debtor Subsidiaries' cash needs during the period covered thereby. From time to time, the Debtor may prepare additional or replacement projections and additional or replacement budgets. Upon approval by the Senior Creditor, any such additional or replacement projections and budgets shall constitute the "Projections" and the "Budget" for purposes of this Agreement. Notices of any additional or replacement projections or additional or replacement budgets shall promptly be sent to the Official Committee of Creditors Holding Unsecured Claims ("Creditors Committee").

     2.  Postpetition  Loan. Upon  satisfaction  of the Conditions  Precedent in
Section 5 hereof, the Senior Creditor will make available to the Debtor a line of credit (together with all funds provided to the Debtor by Banks prior to the date of Court approval hereof being referred to herein as the "Postpetition Loan"), commencing immediately upon entry of the Authorizing Order (as such term is defined in section 5.1 hereof), in accordance with the terms and conditions set forth herein. The amount of the Postpetition Loan during the Interim Period (as defined in section 2.1 below) shall be limited to $1,000,000 (the "Maximum Permitted Interim Amount") and upon entry of a final Authorizing Order, the Postpetition Loan shall be in an amount up to $5,000,000, inclusive of all amounts advanced during the Interim Period, and shall be evidenced by a


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revolving note  ("Revolving  Note"),  the form of which shall be similar to that which is attached to the Loan Agreement; provided, however, that the term "Revolving Loan Maturity Date" shall mean the earlier to occur of: (a) 10 days after the date upon which the Court enters an Order confirming a Chapter 11 plan of reorganization for one or more of the Debtors; or (b) April 30, 2002. All advances made by the Senior Creditor to the Debtor under this Agreement shall constitute one loan. The payments of the principal portion of the Postpetition Loan shall be due and payable at such times and to the extent that the Debtor receives Cash Collateral for application against the Postpetition Loan pursuant to section 4 hereof; and provided further, that the Postpetition Loan shall be immediately due and payable upon the "Termination Date" (as defined in section
2.13 hereof).

          2.1 Defined Terms. Terms used in this Agreement without specific definition shall have the meaning ascribed to them in the Existing Loan Documents. With respect to those definitions, the term "Borrower" shall mean and refer to Debtor, "Bank" or "Banks" individually or collectively shall include, without limitation, the Senior Creditor, "Event of Default" shall mean and refer to an Event of Default as defined in subsection 2.11 hereof, and "Collateral" shall mean and refer to both the Prepetition Collateral and the Postpetition Collateral, including, but without limitation, the Collateral under the U.S. Security Agreement and Pledge Agreement, the Canada Security Agreements and Pledge Agreements and Subsidiaries Guaranty. The term "Interim Period" shall mean and refer to the period of time from the first Order of the Court approving this Agreement on an interim basis until a later Order of the Court is issued granting final approval of this Agreement and the Postpetition Loan.

          2.2 Compliance With Budget. The Debtor, the Sub-Debtors and the Non-Debtor Subsidiaries shall not incur expenses during the Interim Period in the Chapter 11 Case, other than those types of expenses described in the Budget


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and in the amounts specified therein.  Nor shall the Debtor, the Sub-Debtors and the Non-Debtor Subsidiaries incur any expenses during any particular week in any particular category referred to in the Budget in an amount that is greater than 110% of the budgeted amount, unless such expenditure is approved in writing by the Senior Creditor. The Debtor, the Sub-Debtors and the Non-Debtor Subsidiaries shall use the proceeds of the Postpetition Loan only for those categories of expenses and only in the amounts set forth in the Budget; provided that, in addition:

               A. Sales Tax and Payroll Taxes. Sales taxes may be paid in the amounts legally required even though the amounts of sales taxes paid exceed the budgeted amounts therefor; expenses for payroll and sale taxes shall be paid by Debtor, the Sub-Debtor and the Non-Debtor Subsidiaries when due;

               B. Miscellaneous. "Miscellaneous" expenses may be paid without prior approval of the Senior Creditor, so long as the amount of any particular expense does not exceed $5,000; miscellaneous expenses may include office supplies, maintenance or repairs, advertising and the like;

               C. Payroll. Without the prior written approval of the Senior Creditor, no person may receive an increase in salary, a bonus, an advance on salary, or a loan, except as set forth in the Budget and other than as previously ordered by the Court;

               D. Transactions with Management. Without the prior approval of the Senior Creditor, no property of the Debtor, the Sub-Debtors or the
Non-Debtor Subsidiaries, shall be bought from or sold to any officer, shareholder or director, or any company or business entity owned or controlled directly or indirectly by any officer, shareholder, or director;

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

               E. Outside Services. Except in the ordinary course of business, budgeted amounts for outside services may be expended only for consultants, attorneys and other professionals who have been approved by the Court;

               F. Inventory. During the Interim Period, expenses for "Inventory" may only be incurred for purchases of movies and games in the ordinary course of business.

          2.3 Letter of Credit Accommodations. Debtor shall pay to Senior Creditor fees for Letter of Credit Accommodations in the amount set forth in section 3 of the Loan Agreement; provided, however, that the factor (x) set forth in Section 3(c) of the Loan Agreement shall be 2.5%, rather than 3.5%. Any such Letter of Credit Accommodations shall only be made in the Senior Creditor's sole discretion.

          2.4 Interest Rate; Payment of Interest; Loan Fee. The Postpetition Loan shall bear interest calculated daily on the basis of a three hundred sixty day year, and shall be a Base-Rate Loan (as defined in the Loan Agreement); provided, however, that the definition of the term "Base Rate" in the Loan Agreement shall be modified to mean 1/2 of 1% plus the higher of (i) the Federal funds Rate and (ii) the Prime Lending Rate. As additional compensation for the Senior Creditor's entering into this Agreement, Debtor shall pay to the Senior Creditor a fee of $150,000, payable to the extent of the first available funds, and payable in full in any event no later than August 31, 2001.

          2.5 Reimbursement of Expenses. The Debtor shall reimburse the Senior Creditor on demand for all costs and expenses, including reasonable attorneys' fees, incurred by the Senior Creditor in connection with the protection or exercise of the Senior Creditor's rights under the Loan Agreement or under this Agreement, including costs and expenses relating to the documentation and implementation of this Agreement, the administration of the Postpetition Loan and the taking of any action in the Chapter 11 Case. The amount of all such costs and expenses shall be secured by all Collateral and may, at Senior Creditor's discretion, be added to the Postpetition Loan.

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

          2.6 Grant of Security Interest and Lien on Prepetition Collateral and Postpetition Collateral. As security for the prompt payment of the Postpetition Loan and for performance of any obligations arising under this Agreement or any other agreement entered into between Debtor and the Banks or the Senior Creditor on or after the Petition Date, Debtor hereby grants to Senior Creditor a security interest in and a lien upon (A) all Prepetition Collateral, and (B) any and all property and interests in property owned or held by Debtor, the Sub-Debtors or the Non-Debtor Subsidiaries on the Petition Date, or acquired by Debtor, the Sub-Debtors or the Non-Debtor Subsidiaries at any time after the Petition Date, including, but without limitation, any and all Accounts, Inventory, Equipment, General Intangibles, Documents, Instruments Chattel Paper, Tangible Chattel Paper, Electronic Chattel Paper, Cash, Deposit Accounts, Contracts, Contract Rights, Cash Collateral, Moneys, Securities, Patents, Copyrights, Marks, Trade Secret Rights, Intellectual Property, Proprietary Information, Computer Programs, Lessee Interests in Real Property, Lessor and Lessee Interests in Personal Property, Accessions, Substitutions, Renewals, Replacements, Improvements, Additions, Accountings, Commercial Tort Claims, Commodity Accounts, Commodity Contracts, Consignments, Investment Property, Software, and any and all other types of property referred to as Collateral in the respective U.S. Security Agreement and Pledge Agreement, the Canada Security Agreements and Pledge Agreements, and the Subsidiaries Guaranty, and all rents, issues, proceeds and profits therefrom which are now or in the future shall be, property of the Debtor, the Sub-Debtors or the Non-Debtor Subsidiaries (collectively, the "Postpetition Collateral"; provided, however, that all avoidance claims under Chapter 5 of the Bankruptcy Code shall be excluded from the Collateral. The security interest in the Collateral is granted in accordance with sections 364(c)(1), (2) and (3) of the Bankruptcy Code and shall be of first priority, except for valid, enforceable, and perfected liens or security interests of record on the Petition Date, but only if and to the extent that such liens or security interests were senior and prior to the security interest in or lien on the Collateral under the Existing Loan Documents immediately prior to the Petition Date; and, in addition, a security interest is granted pursuant to Section 364(d)(1) of the Bankruptcy Code, providing valid and perfected first priority senior priming liens and security interests with respect to the Senior Creditor's interests in the Prepetition Collateral.

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

          2.7 Adequate Protection. The Debtor grants to the Senior Creditor adequate protection for any diminution of the value, as of the Petition Date, of the Senior Creditor's Cash Collateral and for any use of the Senior Creditor's Cash Collateral with respect to the secured indebtedness owing under the Existing Loan Documents, including:

               A. Replacement liens and security interests pursuant to sections 361(2) and 363 of the Bankruptcy Code, in and to any and all the Postpetition Collateral senior to any and all other liens and claims existing on the Petition Date, subject and subordinate only to the Carve-Out (defined below) and the liens, claims and security interests granted to the Senior Creditor with respect to Postpetition balances owing to the Senior Creditor, to the same extent, validity and priority of the Senior Creditor's liens, claims and security interests in the Prepetition Collateral; and

               B. A priority claim, pursuant to section 507(b) of the Bankruptcy Code, to the same extent, validity and priority as the Senior Creditor's liens, claims and security interests in the Prepetition Collateral, senior to any and all other claims having administrative expense priority and any and all other administrative expenses of the kind specified in sections 105, 326, 327, 328, 330, 331, 365(d)(3), or 503(b) solely with respect to the Debtor and the Sub-Debtors as to sections 507(a), 507(b), 726, or 1114 of the Bankruptcy Code, including, without limitation, administration expenses arising in connection with any superseding case or proceeding under or in Chapter 7 of the Bankruptcy Code, subject and subordinate only to the Carve-Out (defined below) and the liens, claims and security interests granted to the Senior Creditor with respect to the Postpetition balance owed by the Debtor to the Senior Creditor.

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

          2.8 Priority of Postpetition Loan; Carve-Out. Without limiting the provisions of Sections 2.6 and 2.7 hereof, the Postpetition Loan shall constitute, in accordance with section 364(c)(1) of the Bankruptcy Code, a claim against Debtor's estate with priority as an administrative expense under sections 503(b), 507(a)(1) and 507(b) of the Bankruptcy Code. Said priority shall be senior to any other administrative expense in the Chapter 11 Case of the kind specified in Bankruptcy Code sections 503 and 507. Notwithstanding any other provision in this Agreement, the Senior Creditor's claims, security interests and liens upon the Collateral shall all be subject and subordinate to
(a) the items, and in the respective amounts, defined as the "Carve-Out" in Paragraph 6 of the Sixth Interim Order Authorizing the Use of Cash Collateral and Providing for Adequate Protection ("Sixth Cash Collateral Order"); and (b) any other carve out which may be agreed to by the Senior Creditor.

          2.9 Representations and Warranties with Regard to Collateral. Debtor agrees and acknowledges that each request for an advance under the Postpetition Loan or for a Letter of Credit Accommodation under this Agreement shall constitute (A) an automatic representation and warranty from Debtor to the Senior Creditor that there does not then exist an Event of Default, and (B) a reaffirmation, as of the date of said request, that all of the representations and warranties contained herein are true and correct as of said date.

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

          2.10 Covenants. Debtor hereby agrees, covenants, and promises:


               A. to deliver notice to the Senior Creditor of any event or occurrence that constitutes an "Event of Default" pursuant to subsection 2.11 hereof;

               B. to comply with all of the affirmative covenants set forth in the Loan Agreement;

               C. to comply with all of the negative covenants set forth in the Loan Agreement;

               D. to deliver to the Senior Creditor such information and reports as the Senior Creditor shall reasonably request, including a daily report of disbursements.

          2.11 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement:

               A. the entry of an order by the Court appointing a trustee in the Chapter 11 Case;

               B. the entry of an order by the Court dismissing the Chapter 11 Case or converting the Chapter 11 Case to a case under Chapter 7;



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

               C. the failure of the Debtor and the Sub Debtors to propose a plan of reorganization which is acceptable to the Senior Creditor on or before June 30, 2001;

               D. the breach by Debtor of any of its obligations under this Agreement including, but without limitation, the Debtor's failure to make timely payments of interest, principal or other amounts owed in connection with the Postpetition Loan, the failure of the Debtor or of any of the Sub-Debtors to comply in all respects with the Sixth Cash Collateral Order and any subsequent order of the Court authorizing the use of cash collateral; the Debtor's violation of any other Order of the Court; the Debtor's breach of any representation, warranty, or covenant; or the Debtor's failure to maintain with due care all of its books and records;

               E. The amendment, supplementation or other modification of the Authorizing Order (as defined in section 5.1 hereof) in a manner which shall, in the sole determination of the Senior Creditor, adversely affect the rights of the Senior Creditor hereunder or shall adversely affect the priority of any or all of the Senior Creditor's liens, security interests, or claims as of the date of the Authorizing Order (the "Authorizing Date");

               F. The filing of a motion by Debtor, any of the Sub-Debtors or any Non-Debtor Subsidiary, for an order authorizing the use of Cash Collateral without the prior consent of the Senior Creditor; or the filing of a motion by Debtor for an order authorizing the obtaining of credit or the incurring of indebtedness secured by a lien on or security interest in the Collateral, other than by or from the Senior Creditor ;

               G. the granting or obtaining of a lien on or a security interest in any of Debtor's, Sub-Debtors' or Non-Debtor Subsidiary's assets without the prior written consent of the Senior Creditor;

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

               H. Debtor's, any Sub-Debtor's or any Non-Debtor Subsidiary's filing, or joining in or supporting the filing by a party in interest, of any motion, objection, or adversary proceeding to invalidate any of the Senior Creditor's liens upon and security interests in any Collateral, or any part thereof, or which seeks to set off, counterclaim against, or subordinate the Prepetition Loan or the Postpetition Loan or any part thereof, or which seeks to recover any legal or equitable remedy against the Senior Creditor;

               I. The entry of an order in any lawsuit or adversary proceeding in the Chapter 11 Case which invalidates the Debtor's, any Sub-Debtor's or any Non-Debtor subsidiary's obligations to the Senior Creditor, any of Senior Creditor's liens upon and security interests in the Collateral or any part thereof, or which permits the set off, counterclaim against, or subordination of any of the Debtor's, any Sub-Debtor's or any Non-Debtor Subsidiary's obligations to the Senior Creditor or any of Senior Creditor's liens upon and security interests in the Collateral, or which grants any legal or equitable remedy against the Senior Creditor; and

               J. The expiration of the Projections or the Budget without the Senior Creditor's having approved a replacement Projection or a replacement Budget.

          2.12 Consequence of an Event of Default. Upon or after the occurrence of an Event of Default, which Default is not cured within five calendar days following the Debtor's receipt of written notice from the senior Creditor specifying the nature of such event of Default, the Senior Creditor shall have the option to cease making all advances under the Postpetition Loan, to declare the Postpetition Loan to be immediately due and payable and to terminate this Agreement. The Senior Creditor shall notify Debtor, the Sub-Debtors and the Non-Debtor Subsidiaries of its election to do so by delivering written notice to the Debtor specifying that an Event of Default has occurred and stating that the Senior Creditor shall not make additional advances.

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

          2.13 Termination Date; Effect of Termination. "Termination Date" shall mean the fifth calendar day following the Debtor's receipt of a notice of Default from the Senior Creditor; provided, however, that the Termination Date shall not occur if the Debtor has cured such Default within the five calendar-day period provided for herein. If the Termination Date shall occur,
(A) The Senior Creditor shall be relieved of its obligation, if any, to make any advances with respect to the Postpetition Loan; (B) the Postpetition Loan shall be immediately due and payable; (C) the Senior Creditor shall have all rights and remedies referred to in the Existing Loan Documents (but the exercise of such rights and remedies shall be subject to the automatic stay of Bankruptcy Code section 362(a)); and (D) the Debtor, the Sub-Debtors and the Non-Debtor Subsidiaries shall continue to comply with the terms of section 4 hereof with respect to Cash Collateral until and unless the Court enters an order to the contrary. Occurrence of the Termination Date shall not affect or diminish any rights of the Senior Creditor hereunder or granted to the Senior Creditor pursuant to the Authorizing Order.

     3. The Prepetition Loan. The interest and the principal balance of the Prepetition Loan shall remain due and owing in all respects to the Senior Creditor.

     4. Payment of Cash Collateral to the Senior Creditor; Application of Payments by the Senior Creditor. All present and future proceeds of the Prepetition Collateral and the Postpetition Collateral, to the extent collected by Debtor or the Senior Creditor, constitute "cash collateral" of the Senior Creditor as such term is defined in section 363(a) of the Bankruptcy Code (the "Cash Collateral"). Any excess amount of Cash Collateral that is not used by the


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

Debtor pursuant to the Sixth Cash Collateral Order (or any subsequent order authorizing the use of cash collateral), during the period from the first through and including the last day of each month, shall be applied in payment of the Postpetition Loan in accordance with Section 2.4 hereof. Applications of interest and principal shall be determined by the Senior Creditor in its sole discretion.

     5. Conditions Precedent. This Agreement shall be of no force or effect and shall not be binding on the parties hereto until and unless all of the following conditions precedent shall have been fulfilled:

          5.1 Court Approval; Authorizing Order. The Court shall enter an order (the "Authorizing Order") approving Debtor's entry into this Agreement, and the Sub-Debtors' and Non-Debtor Subsidiaries' executing the Consent, Reaffirmation and Acknowledgment hereto, which shall contain such provisions as the Senior Creditor shall consider necessary or desirable for protection of the Senior Creditor's interests. Notwithstanding that this Agreement shall have been signed and submitted to the Court, the Senior Creditor shall be under no obligation to proceed with this Agreement unless the Authorizing Order is acceptable to the Senior Creditor in all respects.

          5.2 Change of Governance and Management. The Approving Order shall, in addition to any and all other provisions contained therein, approve (A) the appointment of new and different members of the Board of Directors of the Debtor ("Board"), (B) the resignation of all of the members of the Board who have been such members prior to the date hereof, (C) the appointment by the Board, following the resignations of the members of the Board referred to in the immediately preceding subparagraph, of interim officers and (D) the Debtor's entering into a consulting agreement with the written consent of the Senior Creditor.

          5.3 Consent, Reaffirmation and Acknowledgment by Guarantors of all Obligations under Guaranties; Guaranty and Security Agreement of Guarantors. All of the Debtor's Subsidiaries shall execute the Consent, Reaffirmation and Acknowledgment by Guarantors that accompanies this Agreement, acknowledging, among other things, that their guaranties of the Prepetition Loan are and remain in all respects fully and completely valid, binding and enforceable and that those guaranties extend fully and completely to the Postpetition Loan and all other obligations incurred by Debtor to the Banks and the Senior Creditor, on or after the Petition Date; and that all of the Collateral, and the security interests and liens therein, are, shall be and remain fully valid, binding and enforceable against the Guarantors, and each of them.

     6. Allowance of the Senior Creditors Claims for the Prepetition Loan. All of the Debtor, the Sub-Debtors and the Non-Debtor Subsidiaries acknowledge and agree that the Existing Loan Documents, and all Proofs of Claims filed by or on behalf of the Banks, including all exhibits attached thereto, conclusively and irrevocably shall establish that: (A) the amount of the Prepetition Loan as of the Petition Date was in the amounts set forth in the respective Proofs of Claims filed by or on behalf of the Banks; (B) neither the Debtor, the Sub-Debtors, nor any of the Non-Debtor Subsidiaries has any claims of setoff or other defenses to payment of the Prepetition Loan; and (C) the liens and security interests of the Senior Creditor in the Prepetition Collateral were and are valid, perfected, and enforceable as of the Petition Date.

     7. Hearing Upon Limited Notice. If either Debtor or the Senior Creditor believes that the other party is in breach of the terms of this Agreement or the Authorizing Order, then such party may request a hearing from the Court on 48 hours notice to the other party. If this Agreement shall terminate, then Debtor may obtain a hearing on a motion to use Cash Collateral on 48 hours' notice to the Senior Creditor, and the Senior Creditor may obtain a hearing on a motion for relief from stay on 48 hours' notice to Debtor.

     8. Rights and Remedies of the Senior Creditor. No failure on the part of the Banks or the Senior Creditor to exercise, no course of dealing with respect to, and no delay in exercising any right, power, or privilege under this Agreement shall operate as or constitute a waiver thereof, nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies provided herein and in the Existing Loan Documents are cumulative and not exclusive of any remedies provided by law. This Agreement is without prejudice to the rights of the Senior Creditor under the Bankruptcy Code and the Bankruptcy Rules or under nonbankruptcy law, including the right of the Senior Creditor to (i) request additional adequate protection of its interests in Collateral or relief from the automatic stay under section 362(a) of the Bankruptcy Code in respect thereof, (ii) request conversion of the Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code, (iii) propose a Chapter 11 plan, (iv) request dismissal of the Chapter 11 Case for any reasons, or (v) seek from the Bankruptcy Court any other relief whatsoever.

     9. Amendments Must be in Writing. This Agreement shall not be amended except as mutually agreed by the parties hereto, in writing.

     10. Authorization; Successors and Assigns. Each person signing this Agreement on behalf of Debtor or the Senior Creditor hereby warrants that he or she is authorized to bind the entity he or she represents to this Agreement and that the entity is authorized to bind itself to this Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of all signatories and their respective successors and assigns, including any trustee for the Debtor or the Sub-Debtors in the Chapter 11 Case or any Chapter 7 case to which the Chapter 11 Case is converted.

     11. Further Assurances. The parties shall execute all additional documents and take all additional acts necessary or desirable to effectuate the terms hereof. Upon entry of the Authorizing Order, the lien and security interest granted herein to the Senior Creditor shall be deemed fully and completely valid, binding and perfected without further notice, orders, filing or recording; provided, however, that the Senior Creditor may, in its sole discretion, file and record or take any other action, or cause Debtor to file and record any notices of, or deliver all documents and instruments requested by the Senior Creditor in connection with such liens and security interests at Debtor's expense.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first set forth above.


                                       DEBTOR:
                                       ------


                                       Video Update, Inc.,


                                       By:/s/ Daniel A. Potter
                                          ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       SENIOR CREDITOR:
                                       ---------------


                                       Movie Gallery, Inc.


                                       By: /s/ J. T. Malugen
                                          ---------------------------
                                       Name:  J. T. Malugen
                                       Title: Chief Executive Officer

                    CONSENT, REAFFIRMATION AND ACKNOWLEDGMENT

     The foregoing Chapter 11 Financing Agreement ("Agreement"), and each and every, all and singular, of its provisions, are consented to, reaffirmed and acknowledged by the undersigned entities that are defined in the Agreement as Sub-Debtors and as Non-Debtor Subsidiaries, and they and each of them agree in all respects to be bound by, and comply with, all provisions of the Agreement that apply to them.

     IN WITNESS WHEREOF, the entities executing this Consent, Reaffirmation and Acknowledgment have executed the same as of 17th day of May, 2001.

                              GUARANTORS:
                              ----------


                                       Tinseltown Video, Inc.
                                       an Oklahoma corporation



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       Moovies, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer

                                       Moovies of the Carolinas, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       Pic-a-Flick of Greenville, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       Moovies of Georgia, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       The Movie Store, Inc. #2,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer

                                       The Movie Store III, Inc.



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       Alpharetta Media Associates, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       Rio Media Associates, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       Moovies of Iowa, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer

                                       Moovies of Michigan, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       Movie Warehouse Franchise Systems, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       E.C.6, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer




                                       DCO, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer

                                       SONI, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       SNO, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       PQ3, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       D-Skippy, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer

                                       GBO, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       PTO, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       Video Update Canada, Inc.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       1137239 Ontario, Ltd.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer

                                       24 Hour Entertainment Leasing, Ltd.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer



                                       24 Hour Entertainment Group Ltd.,



                                       By:/s/ Daniel A. Potter
                                       ---------------------------
                                       Name: Daniel A. Potter
                                       Title: Chief Executive Officer

                         LIST OF SCHEDULES AND EXHIBITS

1.   Schedule 1 - List of Debtor and its subsidiaries.

2.   Schedule 2 - Projections and Budget prepared by debtor

3.   Exhibit "A" - Loan Agreement dated March 6, 1998

4.   Exhibit "B" - U.S. Security Agreement dated March 6, 1998

5.   Exhibit "C" - U.S. Pledge Agreement dated March 6, 1998.

6.   Exhibit "D" - Video Canada, Inc. Security Agreement dated March 6, 1998

7.   Exhibit "E" - 1137239 Ontario Ltd. Security Agreement dated March 6, 1998

8.   Exhibit "F" - 24 Hour  Entertainment  Leasing  Ltd.  Security Agreement
                   dated March 6, 1998

9.   Exhibit "G" - 24 Hour Entertainment Group Ltd. Security Agreement dated
                   March 6, 1998

10.  Exhibit "H" - Video Canada, Inc. Pledge Agreement dated March 6, 1998

11.  Exhibit "I" - 24 Hour Entertainment Group Inc. Pledge Agreement dated
                   March 6, 1998

12.  Exhibit "J" - Subsidiaries Guaranty dated March 6, 1998